SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 29, 2004

NUI Corporation
(Exact name of registrant as specified in its charter)

New Jersey
(State or Other Jurisdiction of Incorporation)

001-16385
(Commission File Number)

22-3708029
(I.R.S. Employer Identification Number)

550 Route 202-206, P.O. Box 760, Bedminster, New Jersey 07921-0760
(Address and zip code of principal executive offices)

(908) 781-0500
(Registrant's telephone number, including area code)

Item 5.   Other Events

     A copy of the press release of NUI Corporation is attached hereto as Exhibit 99.1 and is incorporated in its entirety herein by reference.

Item 7.   Financial Statements and Exhibits

         (c)   Exhibits.

               Exhibit Number           Description

               99.1                              Press release of NUI Corporation dated
                                                    June 29, 2004: "NUI Corporation
                                                    Appoints Steven D. Overly Chief
                                                    Financial Officer."

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                          NUI CORPORATION

                                                                                          /S/ Craig G. Matthews
                                                                                               President & CEO

Dated: June 29, 2004

EXHIBIT INDEX

Exhibit Number      Description

99.1                         Press release of NUI Corporation dated June 29, 2004:
                               "NUI Corporation Appoints Steven D. Overly Chief
                                Financial Officer."